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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 28, 2002

Target Corporation (Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Nicollet Mall Minneapolis, Minnesota		55403

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(612) 304-6073

Item 5.    Other Events

        Target Corporation is placing on file as Exhibit 99 a copy of the Company's press release dated February 28, 2002 containing its financial results for the quarter and fiscal year ended February 2, 2002. Final financial statements with additional analyses will be filed as part of the Company's Form 10-K for the year ended February 2, 2002.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

  99
  Target Corporation's press release dated February 28, 2002 containing its financial results for the quarter and fiscal year ended February 2, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION
Date: February 28, 2002	By	/s/ Douglas A. Scovanner Douglas A. Scovanner Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing
99	Target Corporation's press release dated February 28, 2002 containing its financial results for the quarter and fiscal year ended February 2, 2002	Electronic Transmission

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SIGNATURES
INDEX TO EXHIBITS